UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2011 (October 14, 2011)
CCA Industries, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31643	04-2795439

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 MURRAY HILL PARKWAY, EAST RUTHERFORD, NEW JERSEY	07073

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 330-1400
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
The Company issued a press release on October 14, 2011 announcing its results for the quarter and nine months ended August 31, 2011 and the dividend for the fourth quarter of fiscal 2011.
Item 9.01 Exhibits
The following exhibits are annexed hereto:

99.1	Press release issued October 14, 2011
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 17, 2011

CCA Industries, Inc.

By:	/s/ Stephen A. Heit

Stephen A. Heit
Chief Financial Officer